Exhibit 99.1

Key Financial Data — Crop Year Basis

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2003	FY03	FY03	FY03	FY03	FY03
	9 months	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/02 - 5/31/03	6/1/03 - 8/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02
Financial Summary
Net Sales	$3,629	$—	$1,470	$1,301	$858
Net Income (Loss)	256	—	174	100	(18)
Diluted Earnings (Loss) per Share	$0.98	$—	$0.67	$0.38	$(0.07)

Sales by Segment Summary
Total seeds and genomics	$1,647	$—	$615	$655	$377

Roundup and other glyphosate-based agricultural herbicides	1,096	—	463	373	260
All other agricultural productivity products	886	—	392	273	221

Total agricultural productivity	1,982	—	855	646	481

Total Net Sales	$3,629	$—	$1,470	$1,301	$858

Reconciliation of Earnings Before Interest and Taxes (EBIT)
Seed and Genomics Segment EBIT	$328	$—	$139	$146	$43
Agricultural Productivity Segment EBIT	137	—	137	55	(55)

Total Company EBIT	465	—	276	201	(12)

Net Interest Expense	52	—	18	19	15
Income Tax Expense (Benefit)	145	—	84	70	(9)

Income (Loss) Before Cumulative Effect of Accounting Change	$268	$—	$174	$112	$(18)

Depreciation and Amortization Summary
Seed and Genomics Segment Depreciation	$72	$—	$24	$24	$24
Agricultural Productivity Segment Depreciation	174	—	58	58	58

Total Company Depreciation	$246	$—	$82	$82	$82

Seed and Genomics Segment Amortization	$89	$—	$31	$32	$26
Agricultural Productivity Segment Amortization	2	—	—	1	1

Total Company Amortization	$91	$—	$31	$33	$27

Total Company Depreciation and Amortization	$337	$—	$113	$115	$109

Reconciliation of Free Cash Flow
Net Cash Provided (Required) by Operations	$551	$—	$(249)	$71	$729
Net Cash Provided (Required) by Investing Activities	(191)	—	195	(318)	(68)

Free Cash Flow *	$360	$—	$(54)	$(247)	$661

*     Sum of cash flows from operations and investing activities

Key Financial Data — Crop Year Basis

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2003	FY03	FY03	FY03	FY03	FY03
	9 months	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/02 - 5/31/03	6/1/03 - 8/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02
Net Sales by Geography**
North America	$2,306	$—	$984	$840	$482
Latin America	570	—	170	190	210
Europe — Africa	546	—	230	196	120
Asia — Pacific	207	—	86	75	46

Total Company	$3,629	$—	$1,470	$1,301	$858

Net Trade Receivables by Geography**
United States	$1,676	$—	$1,676	$1,056	$893
Argentina	272	—	272	300	290
Brazil	207	—	207	219	199
All Other Countries	713	—	713	434	396

Total Company	$2,868	$—	$2,868	$2,009	$1,778

Gross Profit by Segment Summary
Total seeds and genomics	$980	$—	$363	$396	$221

Roundup and other glyphosate-based agricultural herbicides	362	—	170	134	58
All other agricultural productivity products	384	—	193	114	77

Total agricultural productivity	746	—	363	248	135

Total Gross Profit	$1,726	$—	$726	$644	$356

Roundup Branded Sales Volume Detail (Millions of Gallons)
United States	19	—	9	6	4
Ex-United States	40	—	17	12	11

Total branded sales volume	59	—	26	18	15

Roundup Branded Average Net Sales Price Per Gallon	Full Year Crop Year 2003
United States	$—
Ex-United States	$—

**     Attributed to relevant Monsanto legal entities. For example, a sale from the United States to a customer in Latin America is reported as a U.S. export sale.

Key Financial Data — Crop Year Basis

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2002	FY02	FY02	FY02	FY02	FY02
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/01 - 8/31/02	6/1/02 - 8/31/02	3/1/02 - 5/31/02	12/1/01 - 2/28/02	9/1/01 - 11/30/01
Financial Summary
Net Sales	$4,940	$1,190	$1,328	$1,359	$1,063
Net Income (Loss)	(1,756)	(27)	88	(1,816)	(1)
Diluted Earnings (Loss) per Share	$(6.67)	$(0.10)	$0.33	$(6.90)	$—

Sales by Segment Summary
Total seeds and genomics	$1,560	$72	$469	$627	$392

Roundup and other glyphosate-based agricultural herbicides	2,107	774	454	429	450
All other agricultural productivity products	1,273	344	405	303	221

Total agricultural productivity	3,380	1,118	859	732	671

Total Net Sales	$4,940	$1,190	$1,328	$1,359	$1,063

Reconciliation of Earnings Before Interest and Taxes (EBIT)
Seed and Genomics Segment EBIT	$(302)	$(328)	$52	$33	$(59)
Agricultural Productivity Segment EBIT	439	292	96	(7)	58

Total Company EBIT	137	(36)	148	26	(1)

Net Interest Expense	54	11	16	23	4
Income Tax Expense (Benefit)	17	(20)	44	(3)	(4)

Income (Loss) Before Cumulative Effect of Accounting Change	$66	$(27)	$88	$6	$(1)

Depreciation and Amortization Summary
Seed and Genomics Segment Depreciation	$93	$23	$25	$24	$21
Agricultural Productivity Segment Depreciation	228	58	60	60	50

Total Company Depreciation	$321	$81	$85	$84	$71

Seed and Genomics Segment Amortization	$164	$36	$32	$34	$62
Agricultural Productivity Segment Amortization	5	1	1	2	1

Total Company Amortization	$169	$37	$33	$36	$63

Total Company Depreciation and Amortization	$490	$118	$118	$120	$134

Reconciliation of Free Cash Flow
Net Cash Provided (Required) by Operations	$855
Net Cash Provided (Required) by Investing Activities	(274)

Free Cash Flow *	$581

*     Sum of cash flows from operations and investing activities

Key Financial Data — Crop Year Basis

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2002	FY02	FY02	FY02	FY02	FY02
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/01 - 8/31/02	6/1/02 - 8/31/02	3/1/02 - 5/31/02	12/1/01 - 2/28/02	9/1/01 - 11/30/01
Net Sales by Geography**
North America	$3,227	$877	$947	$886	$517
Latin America	757	102	99	203	353
Europe — Africa	593	133	173	175	112
Asia — Pacific	363	78	109	95	81

Total Company	$4,940	$1,190	$1,328	$1,359	$1,063

Net Trade Receivables by Geography**
United States	$1,350
Argentina	284
Brazil	251
All Other Countries	566

Total Company	$2,451

Gross Profit by Segment Summary
Total seeds and genomics	$753	$(38)	$261	$347	$183

Roundup and other glyphosate-based agricultural herbicides	994	447	195	164	188
All other agricultural productivity products	498	135	190	99	74

Total agricultural productivity	1,492	582	385	263	262

Total Gross Profit	$2,245	$544	$646	$610	$445

Roundup Branded Sales Volume Detail (Millions of Gallons)
United States	42	20	8	7	7
Ex-United States	66	16	16	16	18

Total branded sales volume	108	36	24	23	25

Roundup Branded Average Net Sales Price Per Gallon	Crop Year 2002	Calendar Year 2002
United States	$24	$23
Ex-United States	$13	$12

**     Attributed to relevant Monsanto legal entities. For example, a sale from the United States to a customer in Latin America is reported as a U.S. export sale.

Key Financial Data — Crop Year Basis

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2001	FY01	FY01	FY01	FY01	FY01
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/00 - 8/31/01	6/1/01 - 8/31/01	3/1/01 - 5/31/01	12/1/00 - 2/28/01	9/1/00 - 11/30/00
Financial Summary
Net Sales	$5,333	$1,524	$1,588	$1,273	$948
Net Income (Loss)	300	186	160	27	(73)
Diluted Earnings (Loss) per Share	$1.15	$0.70	$0.61	$0.10	$(0.28)

Sales by Segment Summary
Total seeds and genomics	$1,504	$305	$472	$480	$247

Roundup and other glyphosate-based agricultural herbicides	2,507	906	633	497	471
All other agricultural productivity products	1,322	313	483	296	230

Total agricultural productivity	3,829	1,219	1,116	793	701

Total Net Sales	$5,333	$1,524	$1,588	$1,273	$948

Reconciliation of Earnings Before Interest and Taxes (EBIT)
Seed and Genomics Segment EBIT	$(423)	$(126)	$2	$(92)	$(207)
Agricultural Productivity Segment EBIT	977	439	278	157	103

Total Company EBIT	554	313	280	65	(104)

Net Interest Expense	67	17	22	20	8
Income Tax Expense (Benefit)	187	110	98	18	(39)

Income (Loss) Before Cumulative Effect of Accounting Change	$300	$186	$160	$27	$(73)

Depreciation and Amortization Summary
Seed and Genomics Segment Depreciation	$86	$23	$21	$23	$19
Agricultural Productivity Segment Depreciation	207	56	50	56	45

Total Company Depreciation	$293	$79	$71	$79	$64

Seed and Genomics Segment Amortization	$241	$61	$58	$63	$59
Agricultural Productivity Segment Amortization	5	1	1	2	1

Total Company Amortization	$246	$62	$59	$65	$60

Total Company Depreciation and Amortization	$539	$141	$130	$144	$124

Reconciliation of Free Cash Flow
Net Cash Provided (Required) by Operations	$740
Net Cash Provided (Required) by Investing Activities	(665)

Free Cash Flow *	$75

*     Sum of cash flows from operations and investing activities

Key Financial Data — Crop Year Basis

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2001	FY01	FY01	FY01	FY01	FY01
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/00 - 8/31/01	6/1/01 - 8/31/01	3/1/01 - 5/31/01	12/1/00 - 2/28/01	9/1/00 - 11/30/00
Net Sales by Geography**
North America	$3,318	$972	$1,222	$702	$422
Latin America	1,017	347	43	278	349
Europe — Africa	622	129	211	173	109
Asia — Pacific	376	76	112	120	68

Total Company	$5,333	$1,524	$1,588	$1,273	$948

Net Trade Receivables by Geography**
United States	$1,698
Argentina	380
Brazil	293
All Other Countries	619

Total Company	$2,990

Gross Profit by Segment Summary
Total seeds and genomics	$684	$148	$278	$177	$81

Roundup and other glyphosate-based agricultural herbicides	1,304	548	322	223	211
All other agricultural productivity products	579	134	241	120	84

Total agricultural productivity	1,883	682	563	343	295

Total Gross Profit	$2,567	$830	$841	$520	$376

Roundup Branded Sales Volume Detail (Millions of Gallons)
United States	43	20	13	5	5
Ex-United States	78	19	19	20	20

Total branded sales volume	121	39	32	25	25

Roundup Branded Average Net Sales Price Per Gallon	Crop Year 2001	Calendar Year 2001
United States	$27	$26
Ex-United States	$13	$13

**     Attributed to relevant Monsanto legal entities. For example, a sale from the United States to a customer in Latin America is reported as a U.S. export sale.

Income Statements — Crop Year Basis

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2003	FY03	FY03	FY03	FY03	FY03
	9 months	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/02 - 5/31/03	6/1/03 - 8/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02

Net Sales	$3,629	$—	$1,470	$1,301	$858
Cost of Goods Sold	1,903	—	744	657	502

Gross Profit	1,726	—	726	644	356

Operating Expenses:
Selling, General and Administrative Expenses	764	—	301	244	219
Bad-Debt Expense	39	—	5	13	21
Research and Development Expenses	379	—	123	135	121
Amortization and Adjustments of Goodwill	—	—	—	—	—
Restructuring Charges — Net	39	—	—	31	8

Total Operating Expenses	1,221	—	429	423	369

Income (Loss) from Operations	505	—	297	221	(13)

Interest Expense — Net	52	—	18	19	15

Other Expense (Income) — Net	40	—	21	20	(1)

Income (Loss) Before Taxes and Cumulative Effect of Acct Change	413	—	258	182	(27)

Income Tax Expense (Benefit)	145	—	84	70	(9)

Income (Loss) Before Cumulative Effect of Accounting Change	268	—	174	112	(18)

Cumulative Effect of Accounting Change — Net of Tax	(12)	—	—	(12)	—

Net Income (Loss)	$256	$—	$174	$100	$(18)

Earnings Before Interest and Taxes (EBIT)*	$465	$—	$276	$201	$(12)

EPS — Basic (Net Income (Loss) before Accounting Change)	$1.03	$—	$0.67	$0.43	$(0.07)
EPS — Basic (Cumulative Effect of Accounting Change — Net of tax)	$(0.05)	$—	$—	$(0.05)	$—
EPS — Basic (Net Income (Loss))	$0.98	$—	$0.67	$0.38	$(0.07)

EPS — Diluted (Net Income (Loss) before Accounting Change)	$1.03	$—	$0.67	$0.43	$(0.07)
EPS — Diluted (Cumulative Effect of Accounting Change — Net of tax)	$(0.05)	$—	$—	$(0.05)	$—
EPS — Diluted (Net Income (Loss))	$0.98	$—	$0.67	$0.38	$(0.07)

Shares Outstanding:
Basic Shares	261.4	—	261.4	261.4	261.4
Diluted Shares	261.5	—	261.7	261.4	261.4

*     A reconciliation of earnings before interest and taxes (EBIT) is provided in the Key Financial Data worksheet.

Income Statements — Crop Year Basis

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2002	FY02	FY02	FY02	FY02	FY02
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/01 - 8/31/02	6/1/02 - 8/31/02	3/1/02 - 5/31/02	12/1/01 - 2/28/02	9/1/01 - 11/30/01

Net Sales	$4,940	$1,190	$1,328	$1,359	$1,063
Cost of Goods Sold	2,695	646	682	749	618

Gross Profit	2,245	544	646	610	445

Operating Expenses:
Selling, General and Administrative Expenses	1,057	221	312	263	261
Bad-Debt Expense	185	173	2	3	7
Research and Development Expenses	546	134	135	132	145
Amortization and Adjustments of Goodwill	41	—	—	9	32
Restructuring Charges — Net	132	64	(1)	61	8

Total Operating Expenses	1,961	592	448	468	453

Income (Loss) from Operations	284	(48)	198	142	(8)

Interest Expense — Net	54	11	16	23	4

Other Expense (Income) — Net	147	(12)	50	116	(7)

Income (Loss) Before Taxes and Cumulative Effect of Acct Change	83	(47)	132	3	(5)

Income Tax Expense (Benefit)	17	(20)	44	(3)	(4)

Income (Loss) Before Cumulative Effect of Accounting Change	66	(27)	88	6	(1)

Cumulative Effect of Accounting Change — Net of Tax	(1,822)	—	—	(1,822)	—

Net Income (Loss)	$(1,756)	$(27)	$88	$(1,816)	$(1)

Earnings Before Interest and Taxes (EBIT)*	$137	$(36)	$148	$26	$(1)

EPS — Basic (Net Income (Loss) before Accounting Change)	$0.25	$(0.10)	$0.34	$0.02	$—
EPS — Basic (Cumulative Effect of Accounting Change — Net of tax)	$(7.02)	$—	$—	$(7.06)	$—
EPS — Basic (Net Income (Loss))	$(6.77)	$(0.10)	$0.34	$(7.04)	$—
EPS — Diluted (Net Income (Loss) before Accounting Change)	$0.25	$(0.10)	$0.33	$0.02	$—
EPS — Diluted (Cumulative Effect of Accounting Change — Net of tax)	$(6.92)	$—	$—	$(6.92)	$—
EPS — Diluted (Net Income (Loss))	$(6.67)	$(0.10)	$0.33	$(6.90)	$—

Shares Outstanding:
Basic Shares	259.6	261.3	260.7	258.1	258.1
Diluted Shares	263.3	261.8	264.8	263.2	263.6

*     A reconciliation of earnings before interest and taxes (EBIT) is provided in the Key Financial Data worksheet.

Income Statements — Crop Year Basis

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2001	FY01	FY01	FY01	FY01	FY01
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/00 - 8/31/01	6/1/01 - 8/31/01	3/1/01 - 5/31/01	12/1/00 - 2/28/01	9/1/00 - 11/30/00

Net Sales	$5,333	$1,524	$1,588	$1,273	$948
Cost of Goods Sold	2,766	694	747	753	572

Gross Profit	2,567	830	841	520	376

Operating Expenses:
Selling, General and Administrative Expenses	1,166	299	352	267	248
Bad-Debt Expense	12	7	2	—	3
Research and Development Expenses	560	135	143	143	139
Amortization and Adjustments of Goodwill	125	30	30	35	30
Restructuring Charges — Net	111	32	20	16	43

Total Operating Expenses	1,974	503	547	461	463

Income (Loss) from Operations	593	327	294	59	(87)

Interest Expense — Net	67	17	22	20	8

Other Expense (Income) — Net	39	14	14	(6)	17

Income (Loss) Before Taxes and Cumulative Effect of Acct Change	487	296	258	45	(112)

Income Tax Expense (Benefit)	187	110	98	18	(39)

Income (Loss) Before Cumulative Effect of Accounting Change	300	186	160	27	(73)

Cumulative Effect of Accounting Change — Net of Tax	—	—	—	—	—

Net Income (Loss)	$300	$186	$160	$27	$(73)

Earnings Before Interest and Taxes (EBIT)*	$554	$313	$280	$65	$(104)

EPS — Basic (Net Income (Loss) before Accounting Change)	$1.16	$0.72	$0.62	$0.10	$(0.28)
EPS — Basic (Cumulative Effect of Accounting Change — Net of tax)	$—	$—	$—	$—	$—
EPS — Basic (Net Income (Loss))	$1.16	$0.72	$0.62	$0.10	$(0.28)
EPS — Diluted (Net Income (Loss) before Accounting Change)	$1.15	$0.70	$0.61	$0.10	$(0.28)
EPS — Diluted (Cumulative Effect of Accounting Change — Net of tax)	$—	$—	$—	$—	$—
EPS — Diluted (Net Income (Loss))	$1.15	$0.70	$0.61	$0.10	$(0.28)

Shares Outstanding:
Basic Shares	258.1	258.1	258.1	258.0	258.0
Diluted Shares	262.2	263.8	263.7	258.8	262.3

*     A reconciliation of earnings before interest and taxes (EBIT) is provided in the Key Financial Data worksheet.

Items Included in Reported Earnings

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2003	FY03	FY03	FY03	FY03	FY03
	9 months	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/02 - 5/31/03	6/1/03 - 8/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02

Items Included in Reported Earnings PRETAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$(19)	$—	$—	$(19)	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(49)	$—	$—	$(35)	$(14)

Items Included in Reported Earnings AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$(12)	$—	$—	$(12)	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(31)	$—	$—	$(22)	$(9)

Items Included in Reported Earnings (Per Diluted Share Basis) PRETAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$(0.07)	$—	$—	$(0.07)	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(0.19)	$—	$—	$(0.13)	$(0.06)

Items Included in Reported Earnings (Per Diluted Share Basis) AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$(0.05)	$—	$—	$(0.05)	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(0.12)	$—	$—	$(0.08)	$(0.04)

Items Included in Reported Earnings

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2002	FY02	FY02		FY02		FY02	FY02
	Full Year	4th Qtr		3rd Qtr		2nd Qtr	1st Qtr
	9/1/01 - 8/31/02	6/1/02 - 8/31/02	3/1/02 - 5/31/02			12/1/01 - 2/28/02	9/1/01 - 11/30/01

Items Included in Reported Earnings PRETAX
Adoption of FAS 142 (goodwill impairment)	$(1,984)	$—	$		—	$(1,984)	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$		—	$—	$—
Argentine bad-debt reserve	$(154)	$(154)	$		—	$—	$—
Japan asset sale	$32	$32	$		—	$—	$—
Net restructuring charges	$(218)	$(75)	$		—	$(132)	$(11)

Items Included in Reported Earnings AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$(1,822)	$—	$		—	$(1,822)	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$		—	$—	$—
Argentine bad-debt reserve	$(100)	$(100)	$		—	$—	$—
Japan asset sale	$21	$21	$		—	$—	$—
Net restructuring charges	$(142)	$(49)	$		—	$(86)	$(7)

Items Included in Reported Earnings (Per Diluted Share Basis) PRETAX
Adoption of FAS 142 (goodwill impairment)	$(7.53)	$—	$		—	$(7.53)	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$		—	$—	$—
Argentine bad-debt reserve	$(0.59)	$(0.59)	$		—	$—	$—
Japan asset sale	$0.12	$0.12	$		—	$—	$—
Net restructuring charges	$(0.83)	$(0.29)	$		—	$(0.50)	$(0.04)

Items Included in Reported Earnings (Per Diluted Share Basis) AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$(6.92)	$—	$		—	$(6.92)	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$		—	$—	$—
Argentine bad-debt reserve	$(0.38)	$(0.38)	$		—	$—	$—
Japan asset sale	$0.08	$0.08	$		—	$—	$—
Net restructuring charges	$(0.54)	$(0.19)	$		—	$(0.33)	$(0.02)

Items Included in Reported Earnings

Dollars in millions, except per share amounts

Unaudited

CROP YEAR 2001	FY01	FY01	FY01	FY01	FY01
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	9/1/00 - 8/31/01	6/1/01 - 8/31/01	3/1/01 - 5/31/01	12/1/00 - 2/28/01	9/1/00 - 11/30/00

Items Included in Reported Earnings PRETAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(170)	$(48)	$(22)	$(57)	$(43)

Items Included in Reported Earnings AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(115)	$(30)	$(13)	$(44)	$(28)

Items Included in Reported Earnings (Per Diluted Share Basis) PRETAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(0.65)	$(0.18)	$(0.08)	$(0.23)	$(0.16)

Items Included in Reported Earnings (Per Diluted Share Basis) AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$—
Adoption of FAS 143 (asset retirement obligations)	$—	$—	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$—
Japan asset sale	$—	$—	$—	$—	$—
Net restructuring charges	$(0.44)	$(0.11)	$(0.05)	$(0.17)	$(0.11)